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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   June 12, 1998



                        PHP HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices:  11440 Commerce Park Drive
                                         Reston, VA 20191

Registrant's telephone number, including area code:  (703) 758-3600

Former name or former address, if changed since last report:  Not applicable


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                        Exhibit Index at Page 5

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ITEM 5

    On June 11, 1996, PHP Healthcare Corporation announced that its S-3 registration statement (file no. 333-26207) filed with the Securities and Exchange Commission had been declared effective and that it had repurchased certain shares of Common Stock and Series B Preferred Stock. A copy of the press release issued by the Company is attached as an exhibit to this report.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits. The following exhibits are furnished as part of this report:

      Exhibit        Description
      -------        --------------------------------------------------------

      99.1           Press Release dated June 11, 1998.

FORWARD LOOKING STATEMENTS

      This Report contains forward-looking statements. The words "believe," "expect" and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business--Risk Factors." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PHP HEALTHCARE CORPORATION


                                  By: /s/ Anthony M. Picini
                                      -----------------------------
                                      Name: Anthony M. Picini
                                      Title: Executive Vice President and
                                             Chief Financial Officer


Dated: June 12, 1998













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                                 EXHIBIT INDEX

      Exhibit        Description
      -------        --------------------------------------------------------

      99.1           Press Release dated June 11, 1998.

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